UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 17, 2025
Affirm Holdings, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-39888	84-2224323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 California Street
San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 960-1518
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.00001 par value	AFRM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On March 17, 2025, OnePay, a fintech company majority owned by Walmart Inc. (“Walmart”), announced that it had selected Klarna Group plc, a competitor of Affirm Holdings, Inc. (the “Company”), to offer installment loan financing to customers of OnePay at Walmart beginning later this year.

As of the date of filing this Current Report on Form 8-K, Walmart continues to be an integrated merchant partner of the Company. The Company makes its pay-over-time products available to Walmart’s customers through the Company’s integrated program with Walmart, as well as through the Company’s direct-to-consumer products, the Affirm App and Affirm Card.

During the six-month period ended December 31, 2024, purchases made through the Company's integrated program with Walmart represented approximately 5% of the Company's Gross Merchandise Volume and approximately 2% of the Company's Adjusted Operating Income.1

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. All statements other than statements of historical fact are forward-looking statements, including statements regarding Affirm’s future relationship with Walmart. These forward-looking statements involve known and unknown risks, uncertainties and other important considerations that may cause Affirm's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks, uncertainties and other considerations include the factors set forth in the sections entitled “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 28, 2024, subsequent Quarterly Reports on Form 10-Q and any other periodic reports that the Company may file with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

1 Adjusted Operating Income is a non-GAAP financial measure. Information about Affirm's use of non-GAAP financial measures is provided in its most recent Shareholder Letter, which was furnished to the Securities and Exchange Commission as Exhibit 99.1 to a Current Report on Form 8-K filed on February 6, 2025, under the headings “Key Operating Metrics, Non-GAAP Financial Measures and Supplemental Performance Indicators” and “Use of Non-GAAP Financial Measures.” Reconciliations of GAAP results to non-GAAP results are provided in the tables at the end of the Shareholder Letter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRM HOLDINGS, INC.

By:	/s/ Rob O'Hare
Name: Rob O'Hare
Title: Chief Financial Officer

Date: March 17, 2025
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